UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
____________________________________________________

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): ___________________

Northstar Electronics Inc.
(Exact name of registrant as specified in its charter)

Delaware
(State or other jurisdiction of incorporation or organization)

333-90031 (Commission File Number)	33-0803434 (IRS Employer Identification No.)
355 Burrard St, Suite 1000, Vancouver, B.C., Canada, (principal executive offices)	V6C 2G8 (Zip Code)

+1 778-881-5544
(registrant’s telephone number, including area code)
_____________________________________________________________________________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).  Emerging growth company [   ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [   ]

Item 5.02-Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Mr. Wilson Russell, Chairman of the Board of Northstar Electronics, announced at a Board meeting on August 13th that Mr. Piers VanZiffle will be joining the NEI Board of Directors with an effective date of Aug 27th.  Mr. VanZiffle brings more than 20 years of experience serving as Northstar Electronics Chief Accountant and has significant governance experience from working with Northstar and other companies.  Mr. VanZiffle was also appointed as Company Controller at the same time.

Mr. VanZiffle’s appointment expands Northstar Electronics Inc.’s Board to two, but the company expect to be adding other officers in the coming months as it prepares for the beginning of a new growth phase.

Mr. Russell also appointed Mr. Howard D. Nash as President/CEO of Northstar Electronics, Inc. with an effective date of Aug 27th.  Mr. Nash is a senior executive who spent much of his career managing a subsidiary of Northstar Electronics Inc., an Aerospace SME, and building a collaborative network of Eastern Canada companies for bidding contracts. This concept was successful in securing high value contracts with several divisions of Lockheed Martin, L3, and others. Mr. Nash brings years of experience working as a Project/Program Manager and has a proven track record in business development, risk management and quality assurance. Mr. Nash worked with Northstar from 2000 to 2011 and had secured close to $16M in new business for Northstar before he left the company to peruse other interests.

Howard is a founding member and Co-Chair of the Aerospace & Defence Industry Association of Newfoundland & Labrador (ADIANL) and the Atlantic Alliance of Aerospace & Defence Associations (AAADA). He has served on the boards of the National Chapter of the Canadian Manufacturers & Exporters (CME), the Aerospace Industry Associations of Canada (AIAC) and has served on CADSI SME Committee.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date Aug 20, 2020

NORTHSTAR ELECTRONICS, INC

By:/s/ Wilson Russell

Chief Executive Officer